UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 23, 2019 (May 22, 2019)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, par value $.01	CAR	The NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Stockholders of Avis Budget Group, Inc. (the “Company”) held on May 22, 2019 in New York, New York (the “2019 Annual Meeting”), the stockholders of the Company approved an amendment and restatement to the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan (the “Plan”), effective as of May 22, 2019, which: (i) increases the number of shares authorized for issuance under the Plan by 2.4 million shares; (ii) extends the term to May 22, 2029; (iii) provides that no dividends (or dividend equivalents) shall be payable with respect to any shares of stock underlying an award until such award has vested; provided, however, that a grantee may be provided with the right to the accrual of dividends (or dividend equivalents) on the unvested portion of an award that may be payable upon vesting; (iv) provides that a minimum one-year vesting period shall apply to all stock-based awards, subject to certain exceptions described in the Plan; and (v) removes provisions related to Section 162(m) of the Internal Revenue Code, which has been repealed, that are no longer relevant.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan filed as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, the following matters were submitted to a vote of stockholders and the voting results were as follows:

(1)
Election of Directors: The twelve nominees named in the Company’s 2019 proxy statement were elected to serve a one-year term expiring in 2020 and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Leonard S. Coleman	59,086,864	1,540,857	92,949	6,134,915
Larry D. De Shon	59,929,043	692,856	98,771	6,134,915
Brian J. Choi	58,089,168	2,491,272	140,230	6,134,915
Mary C. Choksi	59,853,255	766,414	101,001	6,134,915
Jeffrey H. Fox	60,131,458	361,789	227,423	6,134,915
Lynn Krominga	59,295,949	1,185,704	239,017	6,134,915
Glenn Lurie	60,512,145	97,492	111,033	6,134,915
Jagdeep Pahwa	59,059,302	1,416,320	245,048	6,134,915
F. Robert Salerno	59,718,323	826,753	175,594	6,134,915
Francis J. Shammo	59,779,463	729,288	211,919	6,134,915
Carl Sparks	59,789,991	784,330	146,349	6,134,915
Sanoke Viswanathan	59,200,692	740,304	779,674	6,134,915

(2)
Ratification of Appointment of Independent Registered Accounting Firm: The appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accounting firm for fiscal year 2019 was ratified as follows:

Votes For	Votes Against	Abstain
65,194,953	1,589,734	70,898

(3)
Advisory Approval of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2019 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
59,724,605	919,274	76,791	6,134,915

(4)
Approval of the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan. The Company’s stockholders approved the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan, as disclosed in the Company’s 2019 proxy statement, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
58,168,375	2,451,504	100,791	6,134,915

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed as part of this report:

Exhibit No.	Description
10.1	Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan (Incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A dated March 26, 2019).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President and Corporate Secretary

Date: May 23, 2019

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated May 23, 2019 (May 22, 2019)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan (Incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A dated March 26, 2019).